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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07677

Profit Funds Investment Trust

(Exact name of registrant as specified in charter)

8401 Colesville Road, Suite 320 Silver Spring, Maryland	20910

(Address of principal executive offices)	(Zip code)

Eugene A. Profit

Profit Investment Management        8401 Colesville Road        Silver Spring, MD 20910

(Name and address of agent for service)

Registrant's telephone number, including area code:  (301) 650-0059

Date of fiscal year end:      September 30, 2012

Date of reporting period:    March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE PROFIT FUND
PVALX

THE PROFIT OPPORTUNITY FUND
PROFX

Semi-Annual Report
March 31, 2012
(Unaudited)

PROFIT FUNDS INVESTMENT TRUST
LETTER TO SHAREHOLDERS

Dear Profit Shareholder,

During the six months ended March 31, 2012, The Profit Fund (PVALX) had a total return of 30.50% while the S&P 500 Index appreciated 25.89%. Also during those six months, The Profit Opportunity Fund (PROFX) had a total return of 27.63% while the Russell 2000 Index appreciated 29.83%. Below we review the highlights of the past six months (4Q11 and 1Q12).

4Q11 Market Review

The positive market returns were aided by strong U.S. corporate quarterly earnings results. Over in the Eurozone, politicians continued to take incremental positive steps by unveiling a framework of measures to help stabilize financial markets. While the sizeable upward market move was a welcome development, the dramatic market volatility was not something we had anticipated. Based on our calculations of the 63 trading days in 4Q, only 14 days had moves of less than 200 basis points between the intraday high and low for the Dow Jones Industrial Average. With this type of market volatility, being a buy-and-hold investor can be extremely exhausting.

1Q12 Market Review

The Financials sector was the best performing sector, up 26%. The banks, especially the ones that had the most problems and weakest stock performance in 2011, led the way. In the first quarter, conservative portfolio positioning lagged. Health Care, a sector in which we’ve been increasingly focused, performed well, increasing more than 8%, but still trailed both the S&P 500 Index and the Russell 2000 Index. HMOs were up significantly on rising speculation the Supreme Court will throw out the Affordable Care Act. Consumer Staples was up nearly 5%, Telecommunication Services was up less than 1% and Utilities declined nearly 3%.

The market rally in Q1 can be explained by:

•	Reduced tail risk. Europe’s sovereign debt crisis seems to be abating thanks to the Long-Term Refinancing Operation.

•	Improving economic data in the U.S. While March data was not as strong as the previous months, the trend of improving employment, retail sales, and consumer confidence continues.

•
Easy monetary policy. The Fed’s accommodative monetary policy and Ben Bernanke’s remarks that “it’s far too early to declare victory,” have traders anticipating the next round of Quantitative Easing. The mere thought of increased market liquidity should put a solid bid under the market.

But as equity markets trekked higher, the general tone of the market seemed to be one of caution. During the quarter, many news headlines and financial commentators indicated a decent amount of skepticism and caution by investors in embracing the stock market’s first quarter rally. Low trading volumes and limited institutional investors further support a cautious view. After experiencing heightened market volatility over the past few years and sharp rallies met by sudden sell offs, maybe investors are wise to be cautious. Or maybe investors are afraid of their own shadows and see black swans rather than opportunities. Once the fears of contagion take hold, it seems that the idea the market can’t go higher is tough to erase.

Outlook

Where will the markets go for the remainder of the year? In our view, further market gains should be limited (less than 5%), as market sentiment is overly optimistic for an economic and business environment that will show low growth. The Citi Economic Surprise Index has begun to turn downward which signals economic data is disappointing relative to expectations. As the market continues its climb upward, it looks as if investors need to be a bit more cautious. At Profit Investments we try to be unbiased in our approach to investing as we anticipate and react accordingly to objective data. With low rates of returns on perceived safe assets, there will be increased pressure to reach for riskier assets which, with improving economic data, might push market returns even higher.

The Profit Fund (PVALX) Fund Performance:

The Profit Fund outperformed its benchmark, the S&P 500 Index, for the six months ended March 31, 2012. Information Technology was the best performing sector (largely due to our positions in EMC and Apple). Utilities, Materials, Health Care and Consumer Discretionary all posted reasonable sector returns. Financials was the worst performing sector although the negative sector attribution was due more to our sector underweight. Below are the key stocks that helped our performance and some that detracted from our performance.

Gainers

•
EMC (EMC) – Although in the 3Q EMC shares were up only 2.5% versus a 7% rise for the Information Technology sector, the company had a strong 4Q as the shares were up 38%. EMC posted strong results, in spite of increasingly bearish market commentary for IT capex spending. EMC’s healthy 2012 business outlook helped shift investor sentiment on the storage space. We continue to hold shares of EMC as we believe that while storage is a mature industry, the move toward virtualization and cloud computing will allow EMC to take advantage of this next-generation technology shift. In addition, EMC’s additional software service offerings in the Big Data segment should help further boost profitability.

•
Apple (AAPL) – Strong iPhone and iPad sales helped earnings results. In addition, investor enthusiasm over the iPad 3 launch was bolstered by early sales data showing strong consumer pickup of the product. Although the large-market capitalization of AAPL can be a hindrance to the stock, the announcement of a dividend may allow income-oriented investors to get involved in the stock.

•
Western Digital (WDC) – The huge upside on their earnings reports was driven by better-than-expected pricing, a consequence of severe supply disruptions caused by the Thailand flood last year. While the recent earnings trend is surely unsustainable, it has resulted in an improvement in the company’s cash flow. Shares were further bolstered on the completion of the Hitachi merger. The deal should not only be hugely accretive to earnings but also improve pricing and rationalize the hard disk drive market.

Detractors

•
JPMorgan (JPM) – Our avoidance of a number of banks and credit-related companies impacted us negatively in the 1Q as buyers emerged in the beaten-down large-cap bank sector. Like many large-cap banks, shares of JPM had a great run especially in 1Q as shares were up 39% in the quarter. In addition, after the Fed released results showing that JPM had strong capital ratios, the company increased its dividend and share buyback authorization.

•
McDonalds (MCD) – Investors have been worried that rising food-cost inflation, namely beef, may cut into future profits. Recent SSS data was disappointing as global numbers missed high expectations, driven, in part, by adverse winter weather in Europe and a negative holiday shift in Asia Pacific/Middle East/Africa (APMEA). While we were disappointed that MCD missed expectations, we view the issues as mostly transitory and believe that market share gains will continue given menu innovation, upgraded facilities and superior marketing capability.

•
Wal-Mart (WMT) –The flattish stock performance was a result of WMT reporting a quarterly earnings report below consensus estimates but within the range of its earlier guidance. The earnings miss was attributed to gross margin declines in the U.S. and lower than expected SG&A leverage. Same-store sales increased 1.5%, the best comp for Wal-Mart U.S. in nine quarters, and the second consecutive positive result. We believe WMT’s initiatives to add back lower priced SKU’s will continue to generate topline momentum. In addition, the company’s focus on expense management should allow for continued earnings growth.

The Profit Opportunity Fund (PROFX) Fund Performance:

The Profit Opportunity Fund slightly underperformed its benchmark, the Russell 2000 Index, for the six months ended March 31, 2012. Information Technology and Industrials were the best performing sectors. Losses in Consumer Discretionary (largely made up of poor performance by True Religion Apparel), Health Care and Consumer Staples weighed negatively on total returns. Below are the key stocks that helped our performance and some that detracted from our performance.

Gainers

•
OmniVision (OVTI) – OVTI was up over 50% in the 1Q. Early in the quarter after reporting an in-line earnings report, the company provided forward guidance well above the Street’s expectations for both revenue and earnings. OVTI’s guidance at the time was anticipated to reflect a product ramp over the next few months. Later in the quarter, shares of OVTI rose in anticipation that its products were included in the iPad 3. Anticipation was later met with validation when a third-party tear down of the new iPad found that OVTI was supplying the front and back camera, allaying some investor concerns of potential market share loss.

•
Janus (JNS) – The beaten down asset manager rallied on news that its quarterly earnings report beat expectations through admirable expense control (primarily comp expenses) to reflect lower AUM. While asset flows continue to be challenged, recent product performance looks promising. A continued rebound in equity market returns and overall market sentiment have the potential to provide additional earnings upside at JNS.

•
Wesco (WCC) – WCC showed impressive results for the 4Q and 1Q – rising 58% and 23%, respectively. In the 4Q, the earnings beat was due to strong organic sales growth of 11% despite a modest environment for end market demand. WCC also announced an agreement to acquire RS Electronics. WCC has had proven bolt-on M&A success as it consolidates the highly fragmented distribution market. During the 1Q, WCC shares were up after a strong earnings report that was above expectations. The earnings upside was driven by the strong top line and margin expansion. WCC shares ended the quarter up 23%. We continue to own shares of WCC as we see continued growth in the late-cycle utility and construction end-markets (more than 50% of sales). WCC will continue to take share from smaller competitors as larger customers look to consolidate vendors.

Detractors

•
World Acceptance (WRLD) – Shares of WRLD were down over 16% for the 4Q. WRLD reported a weak quarterly earnings report missing expectations by two pennies. It appears that higher provision levels, tied in part to the introduction of a larger loan product in Texas, weighed on results. Gross loan balances increased 10.4% YOY but combined yields (interest income and fees) declined from 76% to 74%. The increase in loan loss provisions (+13%) reflects an increase in reserve levels from 7.7% at the end of September to 7.9% at the end of December. We hold shares of WRLD as we continue to believe the company provides a unique and profitable loan product to the under-banked consumer.

•
True Religion Apparel (TRLG) – TRLG fell almost 20%, due primarily to unexpectedly lower off-price sales in Korea, as well as higher than expected markdowns in the outlet channel. Expectations were for the international segment to drive the next leg of growth for TRLG. It now appears the business is still in the investment stage which will weigh on EPS over the next year. While we continue to hold shares of TRLG, we are closely monitoring its sales trends for evidence of an up-tick in sales. We believe TRLG’s strong cash position on its balance sheet will help protect downside in the shares.

•
Cymer (CYMI) – CYMI was up slightly during this six-month period. Although the company reported strong order pull-ins, those orders caused CYMI to reduce forward guidance below consensus. In addition, there was some investor disappointment on the continued delay of CYMI’s EUV light source. CYMI expected a 1-2 month delay in delivering the new EUV light source to the market. We continue to hold shares of CYMI as we believe that the technical delays with its new product are only temporary and that the company will benefit from a ramp in EUV technology.

We want to thank you for your investment and we look forward to continuing to serve you.

Eugene Profit
CEO
Profit Investment Management

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-744-2337.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please call 1-888-744-2337 and a copy will be sent to you free of charge or visit the Funds website at www.profitfunds.com. Please read the prospectus carefully before you invest. The Profit Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

THE PROFIT FUND

The Profit Fund vs S&P 500 Index
Sector Diversification
As of March 31, 2012
(Unaudited)

Top Ten Equity Holdings
March 31, 2012
(Unaudited)

Security Description	% of Net Assets
Apple, Inc.	6.2%
Microsoft Corp.	3.9%
Exxon Mobil Corp.	3.9%
EMC Corp.	3.1%
Visa, Inc. - Class A	3.1%
Intel Corp.	2.7%
Home Depot, Inc. (The)	2.7%
Coca-Cola Co. (The)	2.5%
Aetna, Inc.	2.4%
United Parcel Service, Inc. - Class B	2.4%

THE PROFIT OPPORTUNITY FUND

The Profit Opportunity Fund
Sector Diversification
As of March 31, 2012
(Unaudited)

Top Ten Equity Holdings
March 31, 2012
(Unaudited)

Security Description	% of Net Assets
OmniVision Technologies, Inc.	4.4%
BE Aerospace, Inc.	4.0%
Janus Capital Group, Inc.	3.2%
Forward Air Corp.	3.1%
Plexus Corp.	3.0%
G-III Apparel Group Ltd.	2.9%
Insperity, Inc.	2.8%
WESCO International, Inc.	2.7%
Stone Energy Corp.	2.7%
Comtech Telecommunications Corp.	2.7%

THE PROFIT FUND
SCHEDULE OF INVESTMENTS
March 31, 2012 (Unaudited)

Shares	Common Stocks — 98.8%	Value
	Consumer Discretionary — 16.1%
	Hotels, Restaurants & Leisure — 4.1%
2,630	McDonald's Corp.	$258,003
3,300	Yum! Brands, Inc.	234,894
		492,897
	Internet & Catalog Retail — 0.6%
350	Amazon.com, Inc. (a)	70,878

	Multiline Retail — 3.2%
1,770	Dollar Tree, Inc. (a)	167,247
3,870	Target Corp.	225,505
		392,752
	Specialty Retail — 4.4%
6,490	Home Depot, Inc. (The)	326,512
630	Tiffany & Co.	43,552
1,880	Tractor Supply Co.	170,253
		540,317
	Textiles, Apparel & Luxury Goods — 3.8%
1,760	Fossil, Inc. (a)	232,285
2,170	NIKE, Inc. - Class B	235,315
		467,600
	Consumer Staples — 7.8%
	Beverages — 4.1%
4,155	Coca-Cola Co. (The)	307,512
2,977	PepsiCo, Inc.	197,524
		505,036
	Food & Staples Retailing — 3.7%
2,210	Costco Wholesale Corp.	200,668
4,102	Wal-Mart Stores, Inc.	251,042
		451,710
	Energy — 8.8%
	Energy Equipment & Services — 1.6%
2,490	Oil States International, Inc. (a)	194,369

	Oil, Gas & Consumable Fuels — 7.2%
2,160	Chevron Corp.	231,638
5,460	Exxon Mobil Corp.	473,546
3,990	Plains Exploration & Production Co. (a)	170,174
		875,358
	Financials — 7.2%
	Capital Markets — 3.2%
2,009	Franklin Resources, Inc.	249,176
7,410	Morgan Stanley	145,532
		394,708

THE PROFIT FUND
SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 98.8% (Continued)	Value
	Financials — 7.2% (Continued)
	Consumer Finance — 2.1%
4,500	American Express Co.	$260,370

	Insurance — 1.9%
2,220	AFLAC, Inc.	102,098
1	Berkshire Hathaway, Inc. - Class A (a)	121,900
		223,998
	Health Care — 13.6%
	Biotechnology — 2.4%
1,100	Biogen Idec, Inc.(a)	138,567
1,953	Celgene Corp. (a)	151,397
		289,964
	Health Care Equipment & Supplies — 3.7%
2,690	Cooper Cos., Inc. (The)	219,800
10,482	Hologic, Inc. (a)	225,887
		445,687
	Health Care Providers & Services — 3.8%
5,810	Aetna, Inc.	291,430
3,240	Express Scripts, Inc. (a)	175,543
		466,973
	Pharmaceuticals — 3.7%
10,180	Mylan, Inc. (a)	238,721
9,340	Pfizer, Inc.	211,644
		450,365
	Industrials — 8.3%
	Aerospace & Defense — 1.0%
1,435	United Technologies Corp.	119,019

	Air Freight & Logistics — 4.1%
2,250	FedEx Corp.	206,910
3,610	United Parcel Service, Inc. - Class B	291,399
		498,309
	Industrial Conglomerates — 1.5%
9,150	General Electric Co.	183,641

	Road & Rail — 1.7%
9,900	CSX Corp.	213,048

	Information Technology — 33.6%
	Communications Equipment — 2.3%
4,162	QUALCOMM, Inc.	283,099

	Computers & Peripherals — 11.2%
1,252	Apple, Inc. (a)	750,536
12,726	EMC Corp. (a)	380,253

THE PROFIT FUND
SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 98.8% (Continued)	Value
	Information Technology — 33.6% (Continued)
	Computers & Peripherals — 11.2% (Continued)
5,730	Western Digital Corp. (a)	$237,165
		1,367,954
	Internet Software & Services — 3.7%
5,305	eBay, Inc. (a)	195,701
400	Google, Inc. - Class A (a)	256,496
		452,197
	IT Services — 5.2%
1,240	International Business Machines Corp.	258,726
3,170	Visa, Inc. - Class A	374,060
		632,786
	Semiconductors & Semiconductor Equipment — 2.7%
11,845	Intel Corp.	332,963

	Software — 8.5%
2,715	Citrix Systems, Inc. (a)	214,241
14,790	Microsoft Corp.	476,978
5,750	Oracle Corp.	167,670
9,120	Symantec Corp. (a)	170,544
		1,029,433
	Materials — 3.4%
	Chemicals — 3.4%
3,410	E. I. du Pont de Nemours and Co.	180,389
4,620	Eastman Chemical Co.	238,808
		419,197

	Total Common Stocks (Cost $8,650,225)	$12,054,628

Shares	Money Market Funds — 0.9%	Value
53,497	Fidelity Institutional Government Portfolio, 0.01% (b)	$53,497
53,497	Wells Fargo Advantage Heritage Fund - Institutional Class, 0.01% (b)	53,497
	Total Money Market Funds (Cost $106,994)	$106,994

	Total Investment Securities at Value — 99.7% (Cost $8,757,219)	$12,161,622

	Other Assets in Excess of Liabilities — 0.3%	37,326

	Net Assets — 100.0%	$12,198,948

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2012.

See accompanying notes to financial statements.

THE PROFIT OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
March 31, 2012 (Unaudited)

Shares	Common Stocks — 92.4%	Value
	Consumer Discretionary — 14.7%
	Leisure Equipment & Products — 2.4%
1,233	Callaway Golf Co.	$8,335

	Specialty Retail — 4.0%
373	Chico's FAS, Inc.	5,632
180	Vitamin Shoppe, Inc. (a)	7,958
		13,590
	Textiles, Apparel & Luxury Goods — 8.3%
352	G-III Apparel Group Ltd. (a)	10,004
385	Maidenform Brands, Inc. (a)	8,666
175	True Religion Apparel, Inc. (a)	4,795
160	Vera Bradley, Inc. (a)	4,831
		28,296
	Consumer Staples — 2.7%
	Beverages — 2.7%
85	Boston Beer Co., Inc. (The) - Class A (a)	9,077

	Energy — 5.0%
	Energy Equipment & Services — 2.3%
100	Oil States International, Inc. (a)	7,806

	Oil, Gas & Consumable Fuels — 2.7%
323	Stone Energy Corp. (a)	9,235

	Financials — 10.3%
	Capital Markets — 4.6%
97	GAMCO Investors, Inc. - Class A	4,812
1,230	Janus Capital Group, Inc.	10,959
		15,771
	Consumer Finance — 3.9%
115	First Cash Financial Services, Inc.(a)	4,933
136	World Acceptance Corp. (a)	8,330
		13,263
	Insurance — 1.8%
687	SeaBright Holdings, Inc.	6,245

	Health Care — 7.6%
	Biotechnology — 1.7%
550	Dendreon Corp. (a)	5,860

	Health Care Equipment & Supplies — 3.9%
387	NuVasive, Inc. (a)	6,517

THE PROFIT OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 92.4% (Continued)	Value
	Health Care — 7.6% (Continued)
	Health Care Equipment & Supplies — 3.9% (Continued)
622	Syneron Medical Ltd. (a)	$6,668
		13,185
	Health Care Providers & Services — 2.0%
115	Healthways, Inc. (a)	847
580	MModal, Inc. (a)	6,119
		6,966
	Industrials — 24.7%
	Aerospace & Defense — 6.0%
294	BE Aerospace, Inc. (a)	13,662
215	Ceradyne, Inc.	7,000
		20,662
	Air Freight & Logistics — 3.1%
288	Forward Air Corp.	10,561

	Building Products — 1.7%
493	Insteel Industries, Inc.	5,990

	Commercial Services & Supplies — 2.2%
346	Rollins, Inc.	7,363

	Electrical Equipment — 2.2%
113	Regal-Beloit Corp.	7,407

	Industrial Conglomerates — 2.5%
142	Raven Industries, Inc.	8,664

	Machinery — 1.5%
72	Toro Co. (The)	5,120

	Professional Services — 2.8%
311	Insperity, Inc.	9,529

	Trading Companies & Distributors — 2.7%
142	WESCO International, Inc. (a)	9,274

	Information Technology — 23.6%
	Communications Equipment — 2.7%
283	Comtech Telecommunications Corp.	9,220

	Electronic Equipment, Instruments & Components — 4.5%
294	Plexus Corp. (a)	10,287
142	ScanSource, Inc. (a)	5,300
		15,587

THE PROFIT OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 92.4% (Continued)	Value
	Information Technology — 23.6% (Continued)
	Internet Software & Services — 1.5%
276	LoopNet, Inc. (a)	$5,183

	Semiconductors & Semiconductor Equipment — 10.1%
533	Atmel Corp. (a)	5,255
149	Cymer, Inc. (a)	7,450
1,925	MEMC Electronic Materials, Inc. (a)	6,949
750	OmniVision Technologies, Inc. (a)	15,000
		34,654
	Software — 4.8%
163	Fair Isaac Corp.	7,156
593	Take-Two Interactive Software, Inc. (a)	9,123
		16,279
	Materials — 3.8%
	Metals & Mining — 3.8%
136	Reliance Steel & Aluminum Co.	7,681
258	Seabridge Gold, Inc. (a)	5,183
		12,864

	Total Common Stocks (Cost $301,004)	$315,986

Shares	Money Market Funds — 0.9%	Value
1,566	Fidelity Institutional Government Portfolio, 0.01% (b)	$1,566
1,565	Fidelity Institutional Money Market Portfolio, 0.22% (b)	1,565
	Total Money Market Funds (Cost $3,131)	$3,131

	Total Investment Securities at Value — 93.3% (Cost $304,135)	$319,117

	Other Assets in Excess of Liabilities — 6.7%	22,983

	Net Assets — 100.0%	$342,100

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2012.

See accompanying notes to financial statements.

PROFIT FUNDS INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2012 (Unaudited)

	The Profit Fund	The Profit Opportunity Fund
ASSETS
Investments in securities:
At acquisition cost	$8,757,219	$304,135
At value (Note 2)	$12,161,622	$319,117
Receivable for capital shares sold	7,253	1,100
Receivable from Adviser (Note 4)	7,817	21,205
Dividends receivable	8,307	71
Other assets	24,389	8,169
TOTAL ASSETS	12,209,388	349,662

LIABILITIES
Payable to administrator (Note 4)	6,000	6,000
Accrued distribution fees (Note 4)	2,572	458
Other accrued expenses	1,868	1,104
TOTAL LIABILITIES	10,440	7,562

NET ASSETS	$12,198,948	$342,100

Net assets consist of:
Paid-in capital	$8,801,023	$335,164
Accumulated net investment income (loss)	1,249	(1,479)
Accumulated net realized losses from security transactions	(7,727)	(6,567)
Net unrealized appreciation on investments	3,404,403	14,982
Net assets	$12,198,948	$342,100

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	573,534	34,454

Net asset value, offering price, and redemption price per share (Note 2)	$21.27	$9.93

See accompanying notes to financial statements.

PROFIT FUNDS INVESTMENT TRUST
STATEMENTS OF OPERATIONS
For the Six Months Ended March 31, 2012 (Unaudited)

	The Profit Fund	The Profit Opportunity Fund
INVESTMENT INCOME
Dividends	$87,549	$966

EXPENSES
Investment advisory fees (Note 4)	41,279	1,452
Professional fees	19,494	16,419
Accounting services fees (Note 4)	15,000	15,000
Administration fees (Note 4)	12,000	12,000
Transfer agent fees (Note 4)	9,000	9,000
Registration and filing fees	7,523	4,051
Distribution expense (Note 4)	9,104	382
Insurance expense	6,660	154
Postage and supplies	4,156	1,509
Trustees’ fees	2,500	2,500
Reports to shareholders	4,099	852
Custodian and bank service fees	2,708	793
Other expenses	4,231	3,627
TOTAL EXPENSES	137,754	67,739
Less fee waivers/reductions and expense reimbursements by the Adviser (Note 4)	(63,452)	(65,294)
NET EXPENSES	74,302	2,445

NET INVESTMENT INCOME (LOSS)	13,247	(1,479)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	212,634	1,239
Net change in unrealized appreciation (depreciation) on investments	2,701,447	67,874

REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,914,081	69,113

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,927,328	$67,634

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
FROM OPERATIONS
Net investment income	$13,247	$1,420
Net realized gains from security transactions	212,634	218,020
Net change in unrealized appreciation (depreciation) on investments	2,701,447	(597,196)
Net increase (decrease) in net assets from operations	2,927,328	(377,756)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(13,418)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	530,630	1,162,578
Reinvestment of distributions to shareholders	11,579	—
Payments for shares redeemed	(1,152,574)	(1,515,587)
Net decrease in net assets from capital share transactions	(610,365)	(353,009)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,303,545	(730,765)

NET ASSETS
Beginning of period	9,895,403	10,626,168
End of period	$12,198,948	$9,895,403

ACCUMULATED NET INVESTMENT INCOME	$1,249	$1,420

CAPITAL SHARE ACTIVITY
Shares sold	27,708	62,846
Shares issued in reinvestment of distributions to shareholders	632	—
Shares redeemed	(61,149)	(83,146)
Net decrease in shares outstanding	(32,809)	(20,300)
Shares outstanding, beginning of period	606,343	626,643
Shares outstanding, end of period	573,534	606,343

See accompanying notes to financial statements.

THE PROFIT OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2012 (Unaudited)	Period Ended September 30, 2011(a)
FROM OPERATIONS
Net investment loss	$(1,479)	$(656)
Net realized gains (losses) from security transactions	1,239	(7,806)
Net change in unrealized appreciation (depreciation) on investments	67,874	(52,892)
Net increase (decrease) in net assets from operations	67,634	(61,354)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	62,917	274,417
Payments for shares redeemed	(15)	(1,499)
Net increase in net assets from capital share transactions	62,902	272,918

TOTAL INCREASE IN NET ASSETS	130,536	211,564

NET ASSETS
Beginning of period	211,564	—
End of period	$342,100	$211,564

ACCUMULATED NET INVESTMENT LOSS	$(1,479)	$—

CAPITAL SHARE ACTIVITY
Shares sold	7,267	27,362
Shares redeemed	(2)	(173)
Net increase in shares outstanding	7,265	27,189
Shares outstanding, beginning of period	27,189	—
Shares outstanding, end of period	34,454	27,189

(a)	Represents the period from the commencement of operations (December 20, 2010) through September 30, 2011.

See accompanying notes to financial statements.

THE PROFIT FUND
FINANCIAL HIGHLIGHTS

Per share data for a share outstanding throughout each period:

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended Sept. 30, 2011		Year Ended Sept. 30, 2010		Year Ended Sept. 30, 2009	Year Ended Sept. 30, 2008	Year Ended Sept. 30, 2007
Net asset value at beginning of period	$16.32		$16.96		$15.50		$16.18	$22.86	$20.19

Income (loss) from investment operations:
Net investment income (loss)	0.02		0.00	(a)	(0.06)		(0.02)	(0.09)	(0.17)
Net realized and unrealized gains (losses) on investments	4.95		(0.64)		1.52		(0.15)	(4.04)	3.51
Total from investment operations	4.97		(0.64)		1.46		(0.17)	(4.13)	3.34

Less distributions:
From net investment income	(0.02)		—		—		—	—	—
From net realized gains from security transactions	—		—		—		(0.51)	(2.55)	(0.67)
Total distributions	(0.02)		—		—		(0.51)	(2.55)	(0.67)

Net asset value at end of period	$21.27		$16.32		$16.96		$15.50	$16.18	$22.86

Total return (b)	30.50%	(c)	(3.77%	)	9.42%		(0.29% )	(20.12% )	16.92%

Net assets at end of period (000’s)	$12,199		$9,895		$10,626		$8,882	$8,441	$11,514

Ratio of total expenses to average net assets	2.50%	(e)	2.19%		2.76%		3.53%	3.34%	3.18%

Ratio of net expenses to average net assets (d)	1.35%	(e)	1.43%		1.75%		1.75%	1.75%	1.85%

Ratio of net investment income (loss) to average net assets (d)	0.24%	(e)	0.01%		(0.41%	)	(0.14% )	(0.48% )	(0.77% )

Portfolio turnover rate	12%	(c)	37%		29%		31%	40%	39%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Ratio was determined after advisory fee waivers and expense reimbursements (Note 4).

(e)	Annualized.

See accompanying notes to financial statements.

THE PROFIT OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

Per share data for a share outstanding throughout each period:

	Six Months Ended March 31, 2012 (Unaudited)		Period Ended September 30, 2011(a)
Net asset value at beginning of period	$7.78		$10.00

Income (loss) from investment operations:
Net investment loss	(0.04)		(0.02)
Net realized and unrealized gains (losses) on investments	2.19		(2.20)
Total from investment operations	2.15		(2.22)

Net asset value at end of period	$9.93		$7.78

Total return (b)	27.63%	(c)	(22.20%	)(c)

Net assets at end of period (000’s)	$342		$212

Ratio of total expenses to average net assets	44.28%	(e)	41.80%	(e)

Ratio of net expenses to average net assets (d)	1.60%	(e)	1.60%	(e)

Ratio of net investment loss to average net assets (d)	(0.97%	)(e)	(0.33%	)(e)

Portfolio turnover rate	15%	(c)	10%	(c)

(a)	Represents the period from the commencement of operations (December 20, 2010) through September 30, 2011.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

(e)	Annualized.

See accompanying notes to financial statements.

PROFIT FUNDS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
March 31, 2012 (Unaudited)

1. Organization

The Profit Fund and The Profit Opportunity Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a diversified series of Profit Funds Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The Profit Fund commenced the public offering of its shares on November 15, 1996. The Profit Opportunity Fund commenced the public offering of its shares on December 20, 2010.

The Profit Fund seeks to provide investors with high long-term total return, consistent with the preservation of capital and maintenance of liquidity.

The Profit Opportunity Fund seeks to provide investors with long-term capital appreciation. In addition, it seeks to outperform the Russell 2000 Index.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price or, if there is no reported sale on the valuation date, at the most recently quoted bid. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

PROFIT FUNDS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments by security type as of March 31, 2012:

The Profit Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$12,054,628	$—	$—	$12,054,628
Money Market Funds	106,994	—	—	106,994
Total	$12,161,622	$—	$—	$12,161,622

The Profit Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$315,986	$—	$—	$315,986
Money Market Funds	3,131	—	—	3,131
Total	$319,117	$—	$—	$319,117

Refer to each Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. During the six months ended March 31, 2012, the Funds did not have any significant transfers in and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Funds as of or during the six months ended March 31, 2012. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

PROFIT FUNDS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions — Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are paid at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended March 31, 2012 and September 30, 2011 was as follows:

Period Ended	Ordinary Income	Total Distributions
The Profit Fund
March 31, 2012	$13,418	$13,418
September 30, 2011	$—	$—

During the periods ended March 31, 2012 and September 30, 2011, there were no distributions paid to shareholders of The Profit Opportunity Fund.

Contingencies and commitments — The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and

PROFIT FUNDS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

distributes at least 90% of its taxable net income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis as of March 31, 2012:

	The Profit Fund	The Profit Opportunity Fund
Cost of portfolio investments	$8,757,219	$304,135
Gross unrealized appreciation	$3,433,999	$36,007
Gross unrealized depreciation	(29,596)	(21,025)
Net unrealized appreciation	3,404,403	14,982
Accumulated ordinary income (loss)	1,249	(1,479)
Capital loss carryforwards	(220,361)	—
Post-October losses	—	(7,806)
Other gains	212,634	1,239
Distributable earnings	$3,397,925	$6,936

As of September 30, 2011, The Profit Fund had capital loss carryforwards for federal income tax purposes of $220,361, of which $48,585 expires on September 30, 2017 and $171,776 expires on September 30, 2018. The Profit Opportunity Fund had net realized capital losses of $7,806 during the period December 20, 2010 through September 30, 2011 (“post-October losses”), which are treated for federal income tax purposes as arising during the Fund’s tax year ending September 30, 2012. These capital loss carryforwards and post-October losses may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after September 30, 2011 for an unlimited period. Capital losses incurred during post-enactment taxable years are required to be utilized prior to those losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

PROFIT FUNDS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2009 through September 30, 2011) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the six months ended March 31, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, were as follows:

	The Profit Fund	The Profit Opportunity Fund
Purchases of investment securities	$1,348,103	$90,588
Proceeds from sales of investment securities	$2,109,403	$43,436

4. Transactions with Affiliates

The President of the Trust is also the President of Profit Investment Management, LLC (the “Adviser”). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter and exclusive agent for the distribution of shares of the Funds.

The Funds pay each Trustee who is not an “interested person” of the Trust a per meeting fee of $1,250. Trustees who are “interested persons” of the Trust do not receive compensation.

MANAGEMENT AGREEMENT
The Funds’ investments are managed by the Adviser pursuant to the terms of a Management Agreement. Under the Management Agreement, The Profit Fund and The Profit Opportunity Fund pay the Adviser an investment advisory fee at an annual rate of 0.75% and 0.95%, respectively, of their average daily net assets.

The Adviser has contractually agreed until at least February 1, 2013 to waive its advisory fees and, if necessary, reimburse a portion of The Profit Fund’s operating expenses to limit the total ordinary operating expenses to 1.35% per annum of the average daily net assets. As a result of this agreement, during the six months ended March 31, 2012, the Adviser waived all of its investment advisory fees in the amount of $41,279 and reimbursed other operating expenses totaling $22,173.

PROFIT FUNDS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

Prior to December 14, 2010, the Adviser contractually agreed to waive its advisory fees and, if necessary, reimburse a portion of The Profit Fund’s operating expenses to limit the total ordinary operating expenses to 1.75% per annum of the average daily net assets.

With respect to The Profit Opportunity Fund, the Adviser has contractually agreed, until at least February 1, 2014, to reduce advisory fees and/or reimburse other operating expenses so that the Fund’s annual ordinary operating expenses do not exceed an amount equal to 1.60% of the Fund’s average daily net assets. Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by The Profit Opportunity Fund for a period of three years from the end of the fiscal year during which such fee reductions or expense reimbursements occurred, provided that such repayment does not cause the Fund’s aggregate ordinary operating expenses to exceed the expense limitation of 1.60% per annum. During the six months ended March 31, 2012, the Adviser did not collect any of its advisory fees of $1,452 and, in addition, reimbursed The Profit Opportunity Fund for other operating expenses totaling $63,842.

As of March 31, 2012, the amount of fee reductions and expense reimbursements available for recovery by the Adviser from The Profit Opportunity Fund is $144,242. The Adviser may recapture a portion of such amount no later than the dates as stated below:

	September 30, 2014	March 31, 2015
The Profit Opportunity Fund	$78,948	$65,294

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services for the Funds. Ultimus supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of 0.15% of its average daily net assets up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets in excess of $500 million, subject to a minimum monthly fee of $2,000.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records for the Funds. For these services, Ultimus receives a fee from each Fund, based on current asset levels, of $2,500 per month. In addition, each Fund pays all costs of external pricing services.

PROFIT FUNDS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from each Fund a monthly fee at an annual rate of $20 per shareholder account, subject to a $1,500 minimum monthly fee. In addition, each Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

PLAN OF DISTRIBUTION
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 (the “Plan”) under which each Fund may incur expenses related to the distribution and promotion of its shares. The annual limitation for payment of such expenses under the Plan is 0.25% of each Fund’s average daily net assets. The Profit Fund and The Profit Opportunity Fund paid distribution related expenses of $9,104 and $382, respectively, under the Plan during the six months ended March 31, 2012.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement with the Distributor, pursuant to which the Distributor provides distribution services and serves as principal underwriter for each Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor receives $6,000 annually from the Trust for such services.

5. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

6. Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

PROFIT FUNDS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. As of March 31, 2012, The Profit Fund had 33.6% of the value of its net assets invested in stocks within the Information Technology sector and The Profit Opportunity Fund had 24.7% and 23.6% of the value of its net assets invested in stocks within the Industrials and Information Technology sectors, respectively. From time to time, a particular set of circumstances may affect one of these sectors or other companies with the sectors. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Funds’ portfolios will be adversely affected.

PROFIT FUNDS INVESTMENT TRUST
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (October 1, 2011) and held until the end of the period (March 31, 2012).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

PROFIT FUNDS INVESTMENT TRUST
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)
(Continued)

The Profit Fund

	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,305.00	$7.78
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.25	$6.81

*
Expenses are equal to The Profit Fund’s annualized expense ratio of 1.35% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

The Profit Opportunity Fund

	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,276.30	$9.11
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.00	$8.07

*
Expenses are equal to The Profit Opportunity Fund’s annualized expense ratio of 1.60% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PROFIT FUNDS INVESTMENT TRUST
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov.

The Trust files its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-888-744-2337. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE PROFIT FUND
APPROVAL OF MANAGEMENT AGREEMENT
(Unaudited)

The Profit Fund

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of The Profit Fund’s Management Agreement with the Adviser. Approval took place at an in-person meeting held on November 21, 2011, at which all the Trustees were present.

In the course of their consideration of the Management Agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Trustees and counsel.

In considering the Management Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the following factors:

(i)
The nature, extent, and quality of the services provided by the Adviser. In this regard, the Independent Trustees reviewed the services being provided by the Adviser to The Profit Fund. They discussed the responsibilities of the Adviser under the Management Agreement and the Adviser’s compensation under the Agreement. The Independent Trustees also reviewed the background and experience of the Adviser’s key investment and operating personnel. After reviewing the foregoing information, the Independent Trustees concluded that the quality, extent and nature of the services provided to The Profit Fund by the Adviser were satisfactory.

(ii)
The investment performance of The Profit Fund and the Adviser. In this regard, the Independent Trustees compared the performance of The Profit Fund with the performance of the S&P 500 Index, the Dow Jones Industrial Average and averages of comparably managed mutual funds over various periods ended September 30, 2011. The Independent Trustees were also provided with comparative performance information for funds of comparable size that are categorized by Morningstar as “Large Growth” funds. The Independent Trustees considered the consistency of the Adviser’s management of The Profit Fund with the Fund’s investment objective and policies. The Independent Trustees noted that The Profit Fund’s performance over the 10 years ended September 30, 2011 exceeded that of the average and median performance for Large Growth funds, as reported by Morningstar. It was also noted that The Profit Fund’s performance over the 1 year and 5 years ended September 30, 2011 slightly trailed the median performance for Large Growth funds, as reported by Morningstar. It was further noted that The Profit Fund’s performance over the 5 years and 10 years ended September 30, 2011 exceeded that of the S&P 500 Index, its primary benchmark. The Independent Trustees concluded that, although the Fund’s recent performance has trailed the Fund’s benchmark, the overall performance record of The Profit Fund has been satisfactory.

THE PROFIT FUND
APPROVAL OF MANAGEMENT AGREEMENT
(Unaudited) (Continued)

(iii)
The costs of the services provided and profits realized by the Adviser from its relationship with The Profit Fund. In this regard, the Independent Trustees considered the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and the level of commitment to The Profit Fund and the Adviser by the principals of the Adviser; the asset levels of The Profit Fund; and the overall expenses of The Profit Fund. The Independent Trustees reviewed the rate of the management fee paid under the Management Agreement and compared it to the average management fee ratios of similarly managed mutual funds, as reported by Morningstar. They also compared the total operating expense ratio of The Profit Fund with average expense ratios of representative funds. The Independent Trustees considered that, based on the comparative information provided, the management fee of 0.75% is comparable to the average and median management fees paid by other Large Growth funds with net assets of $50 million or less. The Independent Trustees further noted that The Profit Fund’s overall expense ratio (after fee waivers and expense reimbursements) of 1.35% was in line with the average and median expense ratios for its peer group of Large Growth funds of comparable size. The Independent Trustees took into account that the Adviser waived all of its management fees and reimbursed a significant amount of other operating expenses during the fiscal year ended September 30, 2011. It was noted by the Independent Trustees that the Adviser has yet to recognize a profit with respect to its services to The Profit Fund and, in fact, has incurred significant losses over the life of the Fund. The Independent Trustees reviewed the unaudited balance sheet of the Adviser as of December 31, 2010 and determined that the Adviser has the financial resources necessary to manage The Profit Fund. The Independent Trustees also considered the “fallout benefits” to the Adviser, including the research services received by the Adviser as a result of the placement of The Profit Fund’s brokerage. Following further consideration of the foregoing and the Adviser’s commitment to limit the overall expense ratio of The Profit Fund at 1.35% until at least February 1, 2013, the Independent Trustees concluded that the Fund’s investment management fees are reasonable.

(iv)
The extent to which economies of scale would be realized as The Profit Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Independent Trustees considered that, over the life of The Profit Fund, the Adviser has received little or no management fees because it was subsidizing the Fund to reduce its operating expenses, and has committed to continue to cap expenses of the Fund. The Independent Trustees decided that, at current asset levels, it would not be relevant to consider the extent to which economies of scale would be realized as The Profit Fund grows, and whether fee levels reflect these economies of scale. As a result, the Independent Trustees determined that it is not necessary or appropriate to introduce fee breakpoints at the present time.

THE PROFIT FUND
APPROVAL OF MANAGEMENT AGREEMENT
(Unaudited) (Continued)

Conclusion. The Independent Trustees concluded that, based on the long-term performance of The Profit Fund, they believe that the Adviser has provided quality advisory services to The Profit Fund. The Independent Trustees further concluded that The Profit Fund’s management fee (0.75% per annum) and expense ratio after fee waivers (1.35% per annum) are fair and reasonable given the quality of services provided by the Adviser, the relatively small size of The Profit Fund, and the absence to date of any profits accruing to the Adviser from the Management Agreement.

The Trustees, including all the Independent Trustees, concluded that approval of the continuance of the Management Agreement was in the best interests of The Profit Fund and its shareholders.

PROFIT FUNDS INVESTMENT TRUST
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910

Board of Trustees
Eugene A. Profit
Kim Michele Keenan
Robert M. Milanicz

Investment Adviser
PROFIT INVESTMENT MANAGEMENT, LLC
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910
(301) 650-0059

Administrator/Transfer Agent
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shareholder Service
Nationwide: (Toll-Free) 888-744-2337

This report is for the information of the shareholders of The Profit Fund and The Profit Opportunity Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ current prospectus.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Profit Funds Investment Trust

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	May 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	May 22, 2012

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	May 22, 2012

* Print the name and title of each signing officer under his or her signature.